Employee Benefit Expenses	12 Months Ended
Dec. 31, 2021
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Employee Benefit Expenses
NOTE 27: EMPLOYEE BENEFIT EXPENSES
As of December 31, 2021, we employed 88 full-time employees, 6 part-time employees, 7 members of the Executive Committee (among them 3 are under services agreement), and 2 senior managers under management services agreements. The Group has never had a work stoppage. The Group considers its employee relations to be good.
A split of the Group’s employees and consultants by main department and geography for the years ended December 31, 2021, 2020 and 2019 was as follows:

	At December 31,
	2021	2020	2019
By function:
Clinical & Regulatory, IP, Marketing	23	17	26
Research & Development	29	27	33
Manufacturing /Quality	33	32	32
General Administration	18	17	16
Total	103	92	107

(€’000)	For the year ended December 31,
	2021	2020	2019
Salaries, wages and fees	7 975	7 139	6 932
Executive Management team compensation	3 115	2 773	2 993
Share-based payments	2 172	2 782	2 775
Social security	1 444	1 487	1 473
Post-employment benefits	251	263	215
Hospitalization insurance	142	146	138
Other benefit expense	116	138	119

Total Employee expenses	15 215	14 727	14 646

Total employee expenses increased in 2021 compared to 2020. Salaries, wages and fees expenses show a net increase year-on-year,
which reflects the organic growth of the Group, in line with a total staff headcount increased by 10.6% at December 31, 2021.
Total employee expenses slightly increased in 2020 compared to 2019. Salaries, wages and fees expenses show a net increase year-on-year,
which reflects the organic growth of the Group, despite a total staff headcount decreased by 6.3% at December 31, 2020.